Exhibit 99.3

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

KITARA MEDIA CORP. AND SUBSIDIARIES
INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	F-1
2.	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2013	F-4
3.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2013	F-5
4.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2012	F-6
5.	Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements	F-7

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Acquisition of Health Guru Inc.

The following unaudited pro forma combined condensed consolidated statements of income of Kitara Media Corp. (the “Company” or “Kitara”) for the nine-months ended September 30, 2013 and for the year ended December 31, 2012, give effect to the December 3, 2013 acquisition of Health Guru Media, Inc. (“Health Guru”) (as explained below), and the July 1, 2013 transaction whereupon Kitara Media, LLC (“Kitara Media, LLC”) merged with Kitara Media Corp. (f/k/a Ascend Acquisition Corp.) (“Ascend”) and New York Publishing Group, Inc. (“NYPG”) to form what represents Kitara’s business immediately prior to the Health Guru merger (as explained below), all as if the transactions had occurred on January 1, 2012. The unaudited pro forma combined condensed consolidated balance sheet at September 30, 2013 gives effect to the acquisition of Health Guru as if the transaction had occurred on September 30, 2013.

Health Guru Merger

On December 3, 2013, Kitara, a Delaware corporation, entered into a Merger Agreement and Plan of Organization (“Merger Agreement”) by and among the Company, Kitara Media Sub, Inc. (“Merger Sub”), Health Guru, a Delaware corporation, and certain securityholders of Health Guru, which securityholders held a majority of the outstanding shares of capital stock of Health Guru and simultaneously consummated the transactions contemplated thereby (the “Closing”).

Health Guru is a provider of health information videos on the internet, offering a library of over 3,500 health videos and 600 health-video applications on topics including mental health, pregnancy, diet and fitness, and a variety of medical conditions. By leveraging its content development model and proprietary technology, Health Guru seeks to make its health videos more engaging for its users, more effective for its advertisers and more profitable for its in-network publishers.

At the Closing, pursuant to the Merger Agreement, Merger Sub was merged with and into Health Guru, with Health Guru surviving as a wholly owned subsidiary of the Company (the “Merger”). All of the shares of capital stock and certain debt of Health Guru outstanding immediately prior to the Merger were automatically canceled and converted into the right for such holders to receive an aggregate of 18,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”).  Simultaneously, all of Health Guru’s stock options and warrants to purchase common stock which were outstanding prior to the Merger were cancelled. As a result of the Merger, the former holders of the capital stock of Health Guru (the “Health Guru Stockholders”) own approximately 22% of the outstanding shares of Company Common Stock.

At the Closing, Joshua Silberstein, Health Guru’s chief executive officer, was appointed as a director and president of Kitara. Kitara entered into an employment agreement (the “Employment Agreement”) with Mr. Silberstein, under which Mr. Silberstein will earn an annual base salary of $300,000.  Mr. Silberstein also received a one-time performance bonus in the amount of $125,000 upon the signing of the Employment Agreement and will receive an additional $125,000 payable on July 1, 2014.  Mr. Silberstein was also granted a five-year stock option to purchase 2,500,000 shares of  Company Common Stock at an exercise price of $0.26 per share (the closing bid price on the date of the Employment Agreement), which option vests on a quarterly basis over the term of the Employment Agreement.

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

At the Closing, Kitara sold an aggregate of 4,000,000 shares of Kitara common stock for $0.50 per share, in cash, for an aggregate of $2,000,000 in gross proceeds.

July 1, 2013 Merger of Kitara Media, LLC, Ascend and NYPG

On June 12, 2013, Kitara Media Corp. (f/k/a Ascend Acquisition Corp.) (“Ascend”), a Delaware corporation, entered into the Merger Agreement and Plan of Organization, as amended on July 1, 2013 (“Merger Agreement”), by and among Ascend, Ascend Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Ascend (“ Merger Sub LLC ”), Ascend Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Ascend (“ Merger Sub Inc. ”), Kitara Media, LLC, a Delaware limited liability company (“Kitara Media”), New York Publishing Group, Inc., a Delaware corporation (“NYPG”), and those certain security holders of Kitara Media and NYPG executing the “Signing Holder Signature Page” thereto, which security holders held all of the outstanding membership interests of Kitara Media (the “ Kitara Signing Holder ”) and all of the outstanding shares of common stock of NYPG (the “NYPG Signing Holder” and together with the Kitara Signing Holder, the “ Signing Holders ”).

Upon consummation of the transactions contemplated by the Merger Agreement, (i) Merger Sub LLC merged into Kitara Media, with Kitara Media surviving the merger and becoming a wholly-owned subsidiary of Ascend (“ Kitara Media Merger ”) and (ii) Merger Sub Inc. merged into NYPG, with NYPG surviving the merger and becoming a wholly-owned subsidiary of Ascend (“ NYPG Merger ”, together with the Kitara Media Merger, the “ Mergers ”).

On July 1, 2013, the parties closed the transactions under the Merger Agreement. At the close of the Mergers, (i) the Kitara Signing Holder, holder of all of the outstanding membership units of Kitara Media, received an aggregate of 20,000,000 shares of Ascend's common stock and (ii) the NYPG Signing Holder, holder of all outstanding and issued shares of NYPG common stock, received (a) an aggregate of 10,000,000 shares of Ascend's Common Stock and (b) two promissory notes (collectively, the "Closing Notes"), one in the amount of $100,000 being due and payable on January 1, 2014 and one in the amount of $200,000 being due and payable on January 1, 2023 to replace the existing advances from stockholder of NYPG. Each of the Closing Notes accrues interest at a rate of 1% per annum, which will be due at the time the Closing Notes become due and payable. Also on July 1, 2013, as a condition to closing the Kitara/NYPG Merger Agreement, certain stockholders of the Company contributed an aggregate of 25,813,075 shares of Ascend's common stock to Ascend for cancellation without the payment of any additional consideration. In addition Ascend repurchased 381,950 shares from a stockholder as a result of the Mergers.

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 21, 2013, the company issued 2,145,294 of common stock to settle two debt’s with Selling Source.  Pursuant to the Merger Agreement, the Corporation agreed to pay Selling Source cash equal to the amount by which Kitara’s working capital at closing (as finally determined in accordance with the Merger Agreement) exceeded $2,500 (the “Closing Working Capital Adjustment”).  Both Selling Source and the company have determined that the Closing Working Capital Adjustment is $904.  The Corporation also owed Selling Source an aggregate of $169 for services provided by Selling Source to the Corporation since the closing of the merger transactions. These two debts were settled via the equity issue.

Accounting for the Merger

For accounting purposes, the July 1, 2013 transaction with Ascend will be treated as an acquisition of Ascend by Kitara Media and as a recapitalization of Kitara Media as the Kitara Media member will hold a large percent of the Ascend shares and will exercise significant influence over the operating and financial policies of the consolidated entity and Ascend was a non-operating public registrant at the time of the transaction.  Pursuant to Financial Accounting Standards Board, Account Standards Codification (“ASC”) 805-10-55-11 through 55-15, the merger or acquisition of a private operating company into a non-operating public shell with nominal assets is considered a capital transaction in substance rather than a business combination.  For accounting purposes, the acquisitions of NYPG and Health Guru will be treated as business combinations. Pursuant to the guidance for business combination, the total purchase price is allocated to the net assets and liabilities acquired based upon estimates of the fair value of those assets and liabilities. Any excess purchase price is allocated to goodwill. The preliminary allocation of the purchase price was based upon estimates of the fair value of the acquired assets and liabilities. However, the final allocation of the purchase price may differ from the pro forma amounts.

The following unaudited pro forma information as of September 30, 2013 and for the nine months ended September 30, 2013 and year ended December 31, 2012 is presented herein to show the effect of the Mergers as if the Mergers took place at September 30, 2013 for the pro forma balance sheet and at the beginning of the periods presented for the pro forma condensed statements of operations. The unaudited pro forma financial information does not necessarily reflect the results of operations that would have occurred had Ascend, Kitara Media, NYPG and Health Guru constituted a single entity during the period presented. The pro forma adjustments are based upon available information and upon certain assumptions described in the notes to the unaudited pro forma combined condensed consolidated financial statements that Kitara’s management believes are reasonable under the circumstances. The accompanying pro forma combined condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Kitara included in its Current Report on Form 8-K filed on July 5, 2013 and consolidated Health Guru financial statements included elsewhere herein.

KITARA MEDIA CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2013

	Kitara	Health Guru Media, Inc.	Pro Forma Adjustments				Pro forma
	Media Corp.	and Subsidiary	Debit	Note	Credit	Note	As Adjusted
	Note 1	Note 2
ASSETS

Current assets:					$943,000	9
					600,000	8
Cash and cash equivalents	$1,016,000	$750,857	2,000,000	6	125,000	7	$2,098,857
Accounts receivable	5,716,000	2,856,448	-		-		8,572,448
Prepaid expenses	174,000	379,983	-		-		553,983
Total current assets	6,906,000	3,987,288	2,000,000		1,668,000		11,225,288

Property and equipment, net	471,000	288,544	-		-		759,544
Restricted Cash	127,000	-	-		-		127,000
Intangible assets, net	233,000	155,729	9,100,000	4	-		9,488,729
Goodwill	2,118,000	-	13,483,271	5	-		15,601,271
Security Deposits	-	56,650	-		-		56,650
Total assets	$9,855,000	$4,488,211	$24,583,271		$1,668,000		$37,258,482

LIABILITIES, AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,721,000	$2,171,355	$943,000	9	$125,000	7	$3,074,355
Deferred revenue	-	119,103	-		-		119,103
Current portion of note payable	-	3,411,349	1,000,000	10	-		2,411,349
Due to related party	1,073,000	-	-		-		1,073,000
Note payable stockholder, current	100,000	-	-		-		100,000
Total current liabilities	2,894,000	5,701,807	1,943,000		125,000		6,777,807

Deferred Rent	11,000	-	-		-		11,000
Note payable, less current portion	-	247,675	-		-		247,675
Note payable stockholder, non-current	200,000	-	-		-		200,000
Due to seller for Gather	-	222,000	-		-		222,000
Total liabilities	3,105,000	6,171,482	1,943,000		125,000		7,458,482
Commitments

Stockholders' equity:
Preferred stock, Series A-1	-	6,963	6,963	10	-		-
Preferred stock, Series A-2	-	425	425	10	-		-
Preferred stock, Series B-1	-	2,836	2,836	10	-		-
					400	6
Common stock	6,000	42	42	10	1,800	3	8,200
			-		1,999,600	6
Additional paid-in capital	6,094,000	15,306,808	15,306,808	10	21,898,200	3	29,991,800

			600,000	8
Retained Earnings (deficit)	650,000	(17,000,345)	250,000	7	17,000,345	10	(200,000)
Total stockholders' equity	6,750,000	(1,683,271)	16,167,074		40,900,345		29,800,000

Total liabilities and stockholders' equity	$9,855,000	$4,488,211	$18,110,074		$41,025,345		$37,258,482

See footnotes to unaudited pro forma condensed combined financial statements

KITARA MEDIA CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2013

		Pro Forma Combination before the merger with Health Guru
								Pro forma as adjusted before the acquisition of Health Guru
				Pro Forma Adjustments						Pro Forma Adjustments
	Kitara Media Corp. Historical for the Nine Months Ended September 30, 2013	Ascend Acquisition Corporation Historical for the Six Months Ended June 30, 2013	New York Publishing Group, Inc. Historical for the Six Months Ended June 30, 2013	Debit	Note	Credit	Note		Health Guru Media, Inc. and Subsidiary Historical for the Nine Months Ended September 30, 2013	Debit	Note	Credit	Note	Pro form as adjusted after Acquisition of Health Guru
	Note A	Note B	Note C
	(a)	(b)	(c)	(d)		(d)		(a) + (b) + (c) + (d) = e	(f)	(g)		(g)		(e) + (f) + (g)

Revenues	$17,013,000	$-	$215,000	$-		$-		$17,228,000	$7,536,687	$-		$-		$24,764,687
Cost of revenues	11,720,000	-	-	-		-		11,720,000	1,732,966	-		-		13,452,966
Gross profit (loss)	5,293,000	-	215,000	-		-		5,508,000	5,803,721	-		-		11,311,721

Operating expenses:
										51,000	D
Compensation and benefits	3,149,000	-	-	24,000	D	-		3,173,000	5,626,923	250,000	F	-		9,100,923
Selling, marketing and administration	1,849,000	-	299,000	141,000	E	-		2,289,000	3,510,400	450,000	E	-		6,249,400
Impairment - property and equipment	-	-	300,000	-		-		300,000	-	-		-		300,000
Impairment - intangible and goodwill	-	-	-	-		-		-	550,000	-		-		550,000
Gain - adjustment to contingent obligation	-	-	-	-		-		-	(578,000)	-		-		(578,000)
Total operating expenses	4,998,000	-	599,000	165,000		-		5,762,000	9,109,323	751,000		-		15,622,323

Operating income	295,000	-	(384,000)	(165,000)		-		(254,000)	(3,305,602)	(751,000)		-		(4,310,602)

Other income (expense), net:
Interest expense	-	-	-	-		-		-	(235,379)	-		-		(235,379)
Other income (expense), net	-	-	-	-		-		-	(235,379)	-		-		(235,379)

Loss from discontinued operations	-	(1,088,000)	-	-		1,088,000		-	-	-		-		-

Net income	$295,000	$(1,088,000)	$(384,000)	$(165,000)		$1,088,000		$(254,000)	$(3,540,981)	$(751,000)		$-		$(4,545,981)

Basic net loss per share	$0.01	$-	$-					$-						$(0.06)

Fully diluted net loss per share	$0.01	$-	$-					$-						$(0.06)

Weighted average number of common shares										2,000,000	H
outstanding - basic	33,146,792	-	-	25,864,883	G	-		59,011,675	-	18,000,000	H	-		79,011,675

Weighted average number of common shares										2,000,000	H
outstanding - fully diluted	34,409,201	-	-	24,602,474	G	-		59,011,675	-	18,000,000	H	-		79,011,675

See footnotes to unaudited pro forma condensed combined financial statements

KITARA MEDIA CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

		Pro Forma Combination before the merger with Health Guru

				Pro Forma Adjustments				Pro forma as adjusted before the acquisition of Health Guru		Pro Forma Adjustments
	Kitara Media LLC. Historical for the year ended December 31, 2012	Ascend Acquisition Corporation Historical for the year ended December 31, 2012	New York Publishing Group, Inc. Historical for the year ended December 31, 2012	Debit	Note	Credit	Note		Health Guru Media, Inc. and Subsidiary Historical for the year ended December 31, 2012	Debit	Note	Credit	Note	Pro form as adjusted after Acquisition of Health Guru
	Note A	Note B	Note C
	(a)	(b)	(c)	(d)		(d)		(a) + (b) + (c) + (d) = e	(f)	(g)		(g)		(e) + (f) + (g)

Revenues	$23,557,000	$84,000	$553,000	$-		$-		$24,194,000	$7,800,130	$-		$-		$31,994,130
Cost of revenues	18,598,000	-	-	-		-		18,598,000	2,695,401	-		-		21,293,401
Gross profit (loss)	4,959,000	84,000	553,000	-		-		5,596,000	5,104,729	-		-		10,700,729

Operating expenses:
										68,000	D
Compensation and benefits	5,101,000	-	-	49,000	D	-		5,150,000	4,420,220	250,000	F	-		9,888,220
Selling, marketing and administration	2,034,000	1,483,000	409,000	281,000	E	-		4,207,000	4,373,884	600,000	E	-		9,180,884
Impairment - property and equipment	649,000	-	-	-		-		649,000	-	-		-		649,000
Total operating expenses	7,784,000	1,483,000	409,000	330,000		-		10,006,000	8,794,104	918,000		-		19,718,104

Operating income	(2,825,000)	(1,399,000)	144,000	(330,000)		-		(4,410,000)	(3,689,375)	(918,000)		-		(9,017,375)

Other income (expense), net:
Impairment charge	-	(102,000)	-	-		-		(102,000)	-	-		-		(102,000)
Other	(4,000)	7,000	-	-		-		3,000	-	-		-		3,000
Interest income (expense)	(1,000)	2,000	-	-		-		1,000	(385,346)	-		-		(384,346)
Other income (expense), net	(5,000)	(93,000)	-	-		-		(98,000)	(385,346)	-		-		(483,346)

Net income	$(2,830,000)	$(1,492,000)	$144,000	$(330,000)		$-		$(4,508,000)	$(4,074,721)	$(918,000)		$-		$(9,500,721)

Basic and diluted net loss per share	$-	$(0.03)	$-					$-						$(0.12)

Weighted average number of common shares										2,000,000	H
outstanding - basic and diluted	-	48,840,000	-	10,171,675	G	-		59,011,675	-	18,000,000	H	-		79,011,675

See footnotes to unaudited pro forma condensed combined financial statements

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS

The following pro forma adjustments give effect to the mergers of Ascend, Kitara Media, NYPG and Health Guru.

Pro Forma Balance Sheet at September 30, 2013

Note 1	Derived from the unaudited condensed consolidated financial statements of Kitara as of September 30, 2013.

Note 2	Derived from the unaudited condensed consolidated financial statements of Health Guru as of September 30, 2013.

Note 3	To record the purchase of Health Guru consisting the issuance of 18,000,000 shares of Kitara common stock, valued at $21,900,000.

Note 4
Recording of estimated values of purchased identifiable intangibles assets for Health Guru, consisting of $1,600,000 for a video library, $4,400,000 for acquired advertiser relationships and $3,100,000 for domain and trade names.  The video library and the acquired relationships are amortizable over a period of ten years.   The domain and trade name are not amortized.  The amounts of these intangibles have been estimated based upon an independent appraisal. The appraiser utilized the Income Approach, Market Approach and Asset Based Approach in estimating the fair market value of Health Guru and in certain instances the cost to reproduce certain intangible assets.  The amounts of these intangibles have been estimated based upon information available to management and is subject to change based up an independent appraisal being performed.

Note 5	The following table summarizes the estimated allocation of purchase price for Health Guru and the pro forma adjustment to record goodwill

Working Capital	$(714,519)
Property and equipment	288,544
Deposits	56,650
Identifiable intangible assets	9,100,000
Fair value of long-term debt assumed, including contingent purchase price in connection with the purchase of Gather.com	(469,675)
Existing intangibles	155,729
Pro forma goodwill	13,483,271
Total Purchase Price	$21,900 000

The amounts of assets, liabilities and goodwill derived for the allocation of purchase price have been estimated based upon information available to management and are subject to change based upon an independent appraisal being performed.

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS, CONTINUED

Pro Forma Balance Sheet as of September 30, 2013, continued

Note 6
In connection with the acquisition of Health Guru, the company issued 4,000,000 shares of its common stock price at $0.50 per share realizing net proceeds of $2,000,000.   Cash received of $2,000,000, common stock of $400 and additional paid in capital of $1,999,600.

Note 7	Paid bonus of $125,000 to named officer and accrued $125,000 to be paid in July 2014.

Note 8	Paid fees of $600,000 in connection with the merger.

Note 9	Paid down accounts payable of $943,000 with the proceeds from the issuance of common stock.

Note 10
Elimination of Health Guru’s pre-existing accounts consisting of $(17,000,345) of retained earnings, $42 of common stock, $6,963 of Series A-1 Preferred Stock, $425 of Series A-2 Preferred Stock Series, $2,836 Series B-1 Preferred Stock, $15,306,808 of additional paid in capital, as well as $1,000,000 of debt.  Immediately prior to the merger, this $ 1,000,000 was converted into equity.  Then, this equity was eliminated along with all other Health Guru equity accounts, in connection with the merger.

KITARA MEDIA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS, CONTINUED

Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012

Note A	Derived from the unaudited consolidated financial statements of Kitara.

Note B	Derived from the financial statements of Ascend.

Note C	Derived from the financial statements of NYPG.

Note D	To record pro forma stock-based compensation expense in connection with stock options granted to named executive officers pursuant to employment agreements.

Note E	To record pro forma amortization expenses in connection with intangible assets recorded with the merger.

Note F	To record bonus for named executive officer in connection with obligation under employment agreement ($125,000 paid upon the closing of the merger and $125,000 to be paid on July 1, 2014).

Note G	To record pro forma adjustments to weighted average shares outstanding for the period presented in connection with the Ascend merger.

Note H
To record pro forma adjustments to weighted average shares outstanding for the period presented in connection with the Health Guru merger (18,000,000 shares issued to sellers of Health Guru and 2,000,000 shares issued to purchasers of the private placement).